Exhibit (a)(1)(C)
LETTER OF TRANSMITTAL

FOR THE OFFER TO REPURCHASE FOR CASH
ANY AND ALL OUTSTANDING
7.25% CONVERTIBLE SENIOR NOTES DUE 2017
CUSIP NO. 90400X AD6 and CUSIP NO. P94398 AC1

CUSIP Number	Principal Amount Outstanding	Security Designation	Consideration per $1,000 Principal Amount1
90400X AD6	$70,000,000	7.25% Convertible Senior Notes due 2017	$1,000
P94398 AC1	$10,000,000	7.25% Convertible Senior Notes due 2017	$1,000

(1)
Represents the consideration (the "Purchase Price") for each $1,000 principal amount of Notes (defined below) that are tendered prior to the Expiration Date (defined below). In addition to the Purchase Price, payable in respect of Notes accepted for purchase, holders of Notes will receive accrued and unpaid interest, if any, to, but excluding, the Repurchase Date (defined below).

Tendered Pursuant to the Offer to Repurchase
Dated December 21, 2012

The Offer (defined below) will expire at 5:00 p.m., New York City time, on January 22, 2013, unless extended in accordance with the terms of the Offer to Repurchase (such date and time, as the same may be extended in accordance with the terms in the Offer to Repurchase (as defined below), the "Expiration Date"). Holders of Notes (defined below) must validly tender their Notes prior to the Expiration Date and not validly withdraw such tendered Notes prior to the Expiration Date in order to receive the Repurchase Price (as defined in the Offer to Repurchase).

The Depositary, Paying Agent and Tender Agent for the Offer is:

MANUFACTURERS AND TRADERS TRUST COMPANY
By Hand or Overnight Delivery:	By Facsimile for Eligible Institutions:	By Registered or Certified Mail:
(410) 244-3725

Manufacturers and Traders Trust Company 25 South Charles Street, 11th Floor Baltimore, MD 21201 Attention: Ultrapetrol Corporate Trust Administrator	To Confirm By Telephone or For Information: (410) 949-3268	Manufacturers and Traders Trust Company 25 South Charles Street, 11th Floor Baltimore, MD 21201 Attention: Ultrapetrol Corporate Trust Administrator

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

The instructions contained herein and in the Offer to Repurchase should be read carefully before this Letter of Transmittal is completed. Capitalized terms used but not defined in this Letter of Transmittal shall have the meanings ascribed to them in the Offer to Repurchase.

List below the Notes and principal amounts of Notes being tendered. If the space provided is inadequate list the principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts of $1,000 or integral multiples thereof.

Name(s) and Address(es) of Holder(s) or name of DTC Participant and Participant's DTC Account Number in which Notes are Held (Please fill in, if blank)	DESCRIPTION OF NOTES TENDERED (Please fill in. Attach separate schedule if needed)
	Aggregate Principal Amount Represented*	Principal Amount Tendered

	TOTAL:	TOTAL:

*       Unless otherwise indicated in the column labeled "Principal Amount Tendered" and subject to the terms and conditions of the Offer, a Holder will be deemed to have tendered the entire aggregate principal amount represented by the Notes indicated in the column labeled "Aggregate Principal Amount Represented." See Instruction 4.

PURSUANT TO THE OFFER (DEFINED BELOW), HOLDERS WHO WISH TO RECEIVE THE FUNDAMENTAL CHANGE PURCHASE PRICE MUST VALIDLY TENDER THEIR NOTES TO THE DEPOSITARY PRIOR TO THE EXERCISE EXPIRATION DATE AND NOT VALIDLY WITHDRAW SUCH TENDERED NOTES PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON JANUARY 22, 2013, UNLESS EXTENDED IN ACCORDANCE WITH THE TERMS SET OUT IN THE OFFER TO PURCHASE. IN ADDITION TO THE PURCHASE PRICE PAYABLE IN RESPECT OF NOTES ACCEPTED FOR PURCHASE, HOLDERS WILL BE ENTITLED TO RECEIVE ACCRUED AND UNPAID INTEREST, IF ANY, ON THEIR PURCHASED NOTES.

Name of Tendering Institution:
DTC Participant Number:
Transaction Code Number:

By the execution hereof, the undersigned acknowledges receipt of the Offer to Repurchase, dated December 21, 2012 (as the same may be amended, supplemented or modified from time to time, the "Offer to Repurchase") of Ultrapetrol (Bahamas) Limited ("Ultrapetrol" or the "Company"), and this Letter of Transmittal and instructions hereto (this "Letter of Transmittal"), which together constitute Ultrapetrol's offer to purchase for cash any and all of the debt securities listed above (the "Notes") from each holder thereof (each, a "Holder" and, collectively, the"Holders"), upon the terms and subject to the conditions set forth in the Offer to Repurchase and in this Letter of Transmittal (together, the "Offer").

The Repurchase Price for the Notes is set forth in the Offer to Repurchase.

This Letter of Transmittal is to be used by Holders if a tender of Notes is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Offer to Repurchase under "Procedures to Be Followed by Holders Electing to Tender Notes for Purchase" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Notes, unless such tender is made using DTC's Automated Tender Offer Program ("ATOP").

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

The instructions included with this Letter of Transmittal and in the Offer to Repurchase must be followed. Any questions regarding procedures for tendering Notes or requests for additional copies of the Offer to Repurchase and this Letter of Transmittal may be directed to the Tender Agent at the address and telephone numbers set forth on the back cover page of this Letter of Transmittal. Any questions or requests for assistance concerning the Offer may be directed to The Bank of New York Mellon at the addresses and the telephone numbers set forth on the back cover page of this Letter of Transmittal.

To tender Notes that are held through DTC, DTC participants must electronically transmit their acceptance through ATOP (and thereby tender Notes) or deliver to the Depositary a properly completed Letter of Transmittal duly executed by such DTC participant, together with any other documents required by this Letter of Transmittal, and deliver the tendered Notes by book-entry transfer. Upon receipt of such Holder's acceptance through ATOP, DTC will edit and verify the acceptance and send an Agent's Message to the Depositary for its acceptance. Delivery of tendered Notes must be made to the Depositary pursuant to the book-entry delivery procedures set forth in the Offer to Repurchase.
NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to Ultrapetrol the principal amount of Notes indicated in the table above entitled "Description of Notes Tendered" pursuant to Ultrapetrol's offer to purchase any and all of such Notes for cash. The undersigned understands that the Offer is not conditioned upon any minimum amount of Notes being tendered, although tenders of Notes pursuant to the Offer will be accepted only in principal amounts of $1,000 or integral multiples thereof.

Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of the Notes tendered with this Letter of Transmittal, the undersigned hereby irrevocably sells, assigns and transfers to, or upon the order of, Ultrapetrol, all right, title and interest in and to the Notes that are being tendered hereby, waives any and all other rights with respect to such Notes (including, without limitation, any existing or past defaults and their consequences in respect of such Notes and the indenture governing the Notes) and releases and discharges Ultrapetrol from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, such Notes, including, without limitation, any claims that the undersigned is entitled to receive additional principal or interest payments with respect to such Notes or to participate in any redemption or defeasance of such Notes, and irrevocably constitutes and appoints the Depositary true and lawful agent and attorney-in-fact of the undersigned with respect to such Notes (with full knowledge that the Depositary also acts as the agent of Ultrapetrol), with full power of substitution and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Notes and all evidences of transfer and authenticity of, or transfer ownership of, such Notes on the account books maintained by the applicable Note trustee and DTC to, or upon the order of, Ultrapetrol, (ii) present such Notes for transfer on the security register for the Notes, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes, all in accordance with the terms of and conditions to the Offer.

The undersigned understands that tenders of Notes may be validly withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date by complying with the procedures described in the Offer to Repurchase and this Letter of Transmittal; provided, however, that, if Ultrapetrol is required by law to permit withdrawal rights after the Expiration Date, then previously tendered Notes may be validly withdrawn to the extent required by law.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby, and that when such Notes are accepted for purchase and payment by Ultrapetrol, Ultrapetrol will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Ultrapetrol to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

The undersigned also hereby represents and warrants that the undersigned has a "net long position" in the Notes at least equal to the Notes being tendered within the meaning of Rule 14e-4 ("Rule 14e-4") of the Securities Exchange Act of 1934, as amended, and that such tender of Notes complies with Rule 14e-4.

The undersigned understands that the tender of Notes pursuant to any of the procedures described in the Offer to Repurchase and in the instructions hereto and acceptance thereof by Ultrapetrol will constitute a binding agreement between the undersigned and Ultrapetrol, upon the terms and subject to the conditions of the Offer. For purposes of the Offer to Repurchase, the undersigned understands that Ultrapetrol will be deemed to have accepted for purchase validly tendered Notes if, as and when Ultrapetrol gives oral or written notice thereof to the Depositary.

Ultrapetrol may transfer or assign, in whole or from time to time in part, to one or more of its affiliates or any third party the right to purchase all or any of the Notes tendered pursuant to the Offer, but any such transfer or assignment will not relieve Ultrapetrol of its obligations under the Offer and will in no way prejudice the rights of tendering Holders to receive payment for Notes validly tendered and not validly withdrawn and accepted for payment pursuant to the Offer.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by Ultrapetrol, in its sole discretion, and such determination shall be final and binding.

Unless otherwise indicated under "Special Payment Instructions" below, please deliver in immediately available funds the Repurchase Price plus accrued and unpaid interest, if any, for any Notes tendered hereby that are purchased in the name(s) of the Holder(s), and deliver such funds to the account, appearing under "Description of Notes Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please issue the Notes in a principal amount not tendered or not accepted for purchase in the name(s) of the Holder(s), and deliver such Notes to the address(es) of the Holder(s) (or, in the case of Notes tendered by book-entry transfer, by credit to the account of DTC), appearing under "Description of Notes Tendered." In the event that the Special Payment Instructions or the Special Delivery Instructions are completed, please deliver the funds for the Repurchase Price plus accrued and unpaid interest, if any, and deliver the Notes not tendered or not accepted for purchase, to the accounts and/or the person or persons at the address(es) so indicated. The undersigned recognizes that Ultrapetrol does not have any obligation pursuant to the Special Payment Instructions box or the Special Delivery Instructions box to transfer any Notes from the name of the Holder thereof if Ultrapetrol does not accept for purchase any of the Notes so tendered. In addition, if satisfactory evidence of payment of transfer taxes or exemption from payment of transfer taxes arising from such Special Payment Instructions or Special Delivery Instructions is not submitted, then the amount of that transfer tax will be deducted from the Repurchase Price and accrued and unpaid interest, if any, otherwise payable to the tendering Holder.

PLEASE SIGN HERE
(To Be Completed By All Tendering Holders Unless an Agent's Message Is
Delivered in Connection with a Book-Entry Transfer of Such Notes)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of notes listed in the box above labeled "Description of Notes Tendered" under the column "Principal Amount Tendered" (or, if nothing is indicated herein, with respect to the entire aggregate principal amount represented by the Notes described in such box). This Letter of Transmittal must be signed by the tendering DTC participant exactly as such participant's name appears on a security position listing as the owner of Notes. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 5 below.

X __________________________________________
X __________________________________________
                     (Signature(s) of DTC Participants)

Date:                     , 20

Name(s):

(Please Print)

Capacity: ___________________________________________________________________
Address: ___________________________________________________________________
(Including Zip Code)

 Area Code and Telephone No.: (    ) __________________________________________

Employer Identification or Social Security Number: _______________________________

PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN OR IRS FORM W-8, AS APPROPRIATE
SIGNATURE GUARANTEE, IF REQUIRED (See Instructions 1 and 5 below)

Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

(Name of Medallion Signature Guarantor Guaranteeing Signature)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)
Date:                     , 20

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 6 and 7)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 6 and 7)

  To be completed ONLY if the Repurchase Price plus accrued and unpaid interest, if any, is to be (a) issued to the order of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or (b) sent to an address different from that shown in the box entitled "Description of Notes Tendered" within this Letter of Transmittal.

Pay the Repurchase Price plus accrued and unpaid interest, if any, to:

Name ________________________________________________
(Please Print)

Address ______________________________________________
(Please Print)

______________________________________________________
(Include Zip Code)

______________________________________________________
Taxpayer Identification or Security Number
(See Substitute Form W-9 herein or
IRS Form W-8, as appropriate)

  To be completed ONLY if certificates for Notes in a principal amount not tendered or not accepted for purchase are to be (a) issued in the name of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or (b) credited to a DTC participant account different from that shown in the box entitled "Description of Notes Tendered" within this Letter of Transmittal.

Deliver the Notes to:

Name  ________________________________________________
(Please Print)

Address ______________________________________________
(Please Print)

_____________________________________________________
(Include Zip Code)

______________________________________________________
Taxpayer Identification or Security Number
(See Substitute Form W-9 herein or
IRS Form W-8, as appropriate)

Credit unpurchased Notes delivered by book-entry transfer to the DTC account set forth below:

DTC Account No.: ______________________

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer to Repurchase

1. Guarantee of Signatures. Signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program (each, a "Medallion Signature Guarantor"), unless the Notes tendered thereby are tendered and delivered (i) by a participant in DTC whose name appears on a security position listing as the owner of such Notes who has not completed any of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal, or (ii) for the account of a member firm of a registered national securities exchange, a member of The Financial Industry Regulatory Authority, Inc. ("FINRA") or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"). Without limiting the foregoing, unless Notes are tendered by an Eligible Institution, (i) if the signer of this Letter of Transmittal is not a person other than the registered Holder or DTC participant whose name appears on a security position listing as the owner, (ii) if the payment of the Repurchase Price plus accrued and unpaid interest, if any, is being made to a person other than the registered Holder or DTC participant whose name appears on a security position listing as the owner, or (iii) Notes not accepted for payment or not tendered are to be returned to a person other than the registered Holder or DTC participant whose name appears on a security position listing as the owner, then the signature on this Letter of Transmittal accompanying the tendered Notes must be guaranteed by a Medallion Signature Guarantor as described above. Beneficial owners whose Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender Notes so registered. See "Procedures to Be Followed by Holders Electing to Tender Notes for Purchase" in the Offer to Repurchase.

2. Requirements of Tender. This Letter of Transmittal is to be completed by Holders of Notes pursuant to the procedures set forth in the Offer to Repurchase under "Procedures to Be Followed by Holders Electing to Tender Notes for Purchase," unless Notes are being transferred through ATOP and an Agent's Message is transmitted to and received by the Depositary.

For a Holder to validly tender Notes pursuant to the Offer without using ATOP, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, must be received by the Depositary at its address set forth herein and such Notes must be transferred pursuant to the procedures for book-entry transfer described in the Offer to Repurchase under "Procedures to Be Followed by Holders Electing to Tender  Notes for Purchase" and a Book-Entry Confirmation must be received by the Depositary.

The method of delivery of this Letter of Transmittal, the Notes and all other required documents, including delivery through DTC and acceptance of an Agent's Message transmitted through ATOP, is at the option and risk of the tendering Holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Depositary prior to the Expiration Date.

No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of the acceptance of their Notes for payment.

3. Withdrawal of Tenders. Tenders of Notes may be validly withdrawn at any time prior to the Expiration Date by complying with the procedures described in the Offer to Repurchase and this Letter of Transmittal. In addition, tenders of Notes may be validly withdrawn if the Offer is terminated without any Notes being purchased thereunder. In the event of such a withdrawal, the Notes will be credited to the account maintained at DTC from which such Notes were delivered.

If Ultrapetrol makes a material change in the terms of the Offer or the information concerning the Offer or waives a material condition of the Offer, it will disseminate additional Offer materials and extend the Expiration Date to the extent required by law. In addition, Ultrapetrol may, if it deems appropriate, extend the Expiration Date. Any extension, amendment or termination will be followed promptly by public announcement thereof, the announcement in the case of an extension of the Expiration Date to be issued no later than 10:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date. Without limiting the manner in which Ultrapetrol may choose to make any such public announcement, Ultrapetrol will not be obligated to publish, advertise or otherwise communicate any such public announcement, other than by making a timely press release.

For a withdrawal of tendered Notes to be valid, a written or facsimile transmission notice of withdrawal (or a properly transmitted "Request Message" through ATOP) must be received by the Depositary prior to the Expiration Date at its address set forth on the cover of this Letter of Transmittal.

Any such notice of withdrawal must (i) specify the name of the participant in the book-entry transfer facility whose name appears on the security position listing as the owner of such Note, (ii) contain the description, CUSIP and the aggregate principal amount represented by such Notes to be withdrawn, (iii) if other than a notice transmitted through ATOP, be signed by the Holder of such Notes in the same manner as the original signature on this Letter of Transmittal by which such Notes were tendered (including any required signature guarantees), or be accompanied by (x) documents of transfer sufficient to have the trustee for such Notes register the transfer of the Notes into the name of the person withdrawing such Notes and (y) a properly completed irrevocable proxy authorizing such person to effect such withdrawal on behalf of such Holder, and (iv) specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Notes). If the Notes to be withdrawn have been delivered or otherwise identified to the Depositary, a signed notice of withdrawal is effective immediately upon written or facsimile notice of such withdrawal, even if physical release is not yet effected.

Any valid withdrawal of Notes may not be rescinded. Any Notes validly withdrawn will thereafter be deemed not validly tendered for purposes of the Offer, provided, however, that withdrawn Notes may be re-tendered by again following the appropriate procedures described in the Offer to Repurchase and this Letter of Transmittal at any time prior to the Expiration Date.

All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by Ultrapetrol, in its sole discretion (whose determination shall be final and binding). None of Ultrapetrol, the Depositary, the Tender Agent, the Paying Agent, the Notes trustee or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal, or incur any liability for failure to give any such notification.

4. Partial Tenders. Tenders of Notes pursuant to the Offer will be accepted only in principal amounts of $1,000 or integral multiples thereof. If less than the entire principal amount of the Notes of a tendering Holder is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled "Description of Notes Tendered" herein. If the entire principal amount of the Notes is not tendered or not accepted for purchase, the principal amount of such Notes not tendered or not accepted for purchase will be returned by credit to the account at DTC designated herein (or, in the case of Notes tendered in the form of physical certificates, such Notes will be returned, without expense, to the tendering Holder), unless otherwise requested by such Holder under "Special Delivery Instructions" in this Letter of Transmittal.

5. Signatures on this Letter of Transmittal, Bond Powers and Endorsement. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Notes tendered hereby, the signature must correspond with the name shown on a security position listing the owner of the Notes. If this Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered hereby, the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

If this Letter of Transmittal or any certificates of Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and the proper evidence satisfactory to Ultrapetrol of its authority so to act must be submitted with this Letter of Transmittal.

6. Special Payment and Special Delivery Instructions. Tendering Holders should indicate in the applicable box or boxes the name and account to which funds constituting payments for Notes to be purchased in connection with the Offer (or to which Notes for principal amounts not tendered or not accepted for purchase) are to be issued or sent, if different from the name and address of the registered Holder or the DTC participant signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Notes not tendered or not accepted for purchase will be returned by crediting the account at DTC designated above, unless otherwise requested by such Holder under "Special Delivery Instructions" in this Letter of Transmittal. Ultrapetrol does not have any obligation pursuant to the Special Payment Instructions box or the Special Delivery Instructions box to transfer any Notes from the name of the Holder thereof if Ultrapetrol does not accept for purchase any of the Notes so tendered. In addition, if satisfactory evidence of payment of transfer taxes or exemption from payment of transfer taxes arising from such Special Payment Instructions or Special Delivery Instructions is not submitted, then the amount of that transfer tax will be deducted from the Repurchase Price and accrued and unpaid interest, if any, otherwise payable to the tendering Holder.

7. Taxpayer Identification Number. Please refer to the Section entitled "Important Tax Information" for information about completing a Substitute Form W-9, IRS Form W-8BEN or another appropriate form, as applicable.

FAILURE TO COMPLETE A SUBSTITUTE IRS FORM W-9, IRS FORM W-8BEN OR ANOTHER APPROPRIATE FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.

8. Transfer Taxes. Ultrapetrol will pay all transfer taxes applicable to the purchase and transfer of Notes pursuant to the Offer, except if the payment of the Repurchase Price and accrued and unpaid interest, if any, is being made to, or if certificates representing Notes for principal amounts not tendered or not accepted for tender are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Notes or DTC participant in whose name the Notes are held on the books of DTC, or if the person signing this Letter of Transmittal is not the person in whose name the tendered Notes are registered or are held on the books of DTC, or if a transfer tax is imposed for any reason other than the purchase of Notes under the Offer, then the amount of any such transfer tax (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of that tax or exemption from payment is not submitted, then the amount of that transfer tax will be deducted from the Repurchase Price and accrued and unpaid interest, if any, otherwise payable to the tendering Holder.

9. Irregularities. All questions as to the form of all documents and the validity (including the time of receipt) and acceptance of all tenders of the Notes pursuant to any of the procedures described above will be determined by Ultrapetrol, in its sole discretion, the determination of which shall be final and binding. Alternative, conditional or contingent tenders will not be considered valid. Ultrapetrol expressly reserves the absolute right, in its sole discretion, to reject any or all tenders of the Notes that are not in proper form or if the acceptance for payment of, or payment for, such Notes may, in the opinion of Ultrapetrol, be unlawful. Ultrapetrol also reserves the absolute right to waive, in whole or in part and in its sole discretion, any of the conditions of the Offer or any defects or irregularities in the tender of particular Notes, whether or not similar defects or irregularities are waived in respect of other Notes. Ultrapetrol's interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the Instructions thereto) will be final and binding. Any defect or irregularity in connection with tenders of Notes must be cured within such time as Ultrapetrol determines, unless waived by Ultrapetrol, in its sole discretion. Tenders of Notes shall not be deemed to have been made until all defects or irregularities have been waived by Ultrapetrol or cured. None of Ultrapetrol, the Notes trustee, the Depositary, the Tender Agent, the Paying Agent, the Notes trustee or any other person will be under any duty to give notification of any defects or irregularities in tenders of Notes or will incur any liability to Holders for failure to give any such notification.

10. Waiver of Conditions. Ultrapetrol expressly reserves the absolute right, in its sole discretion, to waive any of the conditions to the Offer to Repurchase, in whole or in part, at any time prior to the Expiration Date and from time to time.

11. Requests for Assistance or Additional Copies. Any questions regarding procedures for tendering Notes or requests for additional copies of the Offer to Repurchase and this Letter of Transmittal may be directed to the Tender Agent at the address and telephone numbers set forth below.

IMPORTANT TAX INFORMATION

United States Internal Revenue Service Circular 230 Notice: To ensure compliance with Internal Revenue Service Circular 230, Holders are hereby notified that: (a) any discussion of U.S. federal tax issues contained or referred to in this Letter of Transmittal or any document referred to herein is not intended or written to be used, and cannot be used, by Holders for the purpose of avoiding penalties that may be imposed on them under the United States Internal Revenue Code of 1986, as amended; (b) such discussion is written for use in connection with the promotion or marketing of the transactions or matters addressed herein; and (c) Holders should seek advice based on their particular circumstances from an independent tax advisor.

Under current U.S. federal income tax law, a U.S. Holder who receives payments pursuant to the Offer is required to provide his, her or its correct taxpayer identification number ("TIN") and to certify that the TIN provided is correct by completing the Substitute Form W-9 below. If the correct TIN is not provided, the U.S. Holder may be subject to a penalty imposed by the Internal Revenue Service ("IRS"). In addition, such payments that are made to such U.S. Holders with respect to the Offer may be subject to backup withholding (as described below) and information reporting requirements. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of criminal and/or civil fines and penalties.

Exempt Holders (including, among others, all corporations) are not subject to these backup withholding and information reporting requirements. Non-U.S. persons are generally exempt from these backup withholding and information reporting requirements but may be required to complete IRS Form W-8BEN or an appropriate other form to establish such exemption. Exempt Holders, other than non-U.S. persons, should furnish their TIN, check the "Exempt" box in Part 2 of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the payer. Holders are urged to consult their tax advisors to determine the application of these backup withholding and information reporting requirements to them.

If backup withholding applies, 31% of any payments made pursuant to the Offer to such Holder is required to be withheld. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a credit or refund may be obtained pursuant to IRS procedures.

Purpose of Substitute Form W-9 and IRS Form W-8BEN

To prevent backup withholding on payments made with respect to the Offer, a U.S. Holder is required to notify the payer of his, her or its correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such payee is awaiting a TIN), that the Holder is a U.S. person and that (1) such U.S. Holder is exempt from backup withholding, (2) such U.S. Holder has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest or dividends or (3) the IRS has notified the U.S. Holder that such U.S. Holder is no longer subject to backup withholding (see Part 3 of Substitute Form W-9). See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. Non-U.S. persons may be required to complete an IRS Form W-8BEN or appropriate other form in order to avoid backup withholding. Such forms are available on the Internal Revenue Service website at www.irs.gov. Holders are urged to consult their tax advisors for further advice.

What Number to Give the Payer

A U.S. Holder is required to give the payer such U.S. Holder's TIN (e.g., social security number or employer identification number). If the surrendering U.S. Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such U.S. Holder should write "Applied For" in the space provided for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9. Notwithstanding that "Applied For" is written in Part 1 of the Substitute Form W-9, the payer will withhold on all payments made prior to the time a properly certified TIN is provided to the payer.

TO BE COMPLETED BY U.S. PERSONS ONLY
PAYER'S NAME: MANUFACTURERS AND TRADERS TRUST COMPANY

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer's Request for Taxpayer Identification Number ("TIN") and Certification

Name (as shown on your income tax return)

_______________________________________________

Business Name, if different from above

_______________________________________________

Check appropriate box:

☐ Individual/Sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company — enter tax classification __  C = C corporation
                                                                                                       P = partnership
                                                                                                       S = S corporation
☐ Other ________________

Address

City, State, and ZIP Code _______________________________________________

Part 1 — Taxpayer Identification Number —Please provide your TIN in the box at right and certify by signing and dating below. For most individuals and sole proprietors, this is your Social Security number. For disregarded entities, see the enclosed guidelines. For other entities, it is your employer identification number. If awaiting TIN, write "Applied For" in the box at right, certify by signing and dating below, and complete the following "Certificate of Awaiting Taxpayer Identification Number" box.

__________________________ Social Security Number OR __________________________ Employer Identification Number
PART 2 — For Payees Exempt from Backup Withholding — Check the box if you are NOT subject to backup withholding. ☐

PART 3 — Certification — Under penalties of perjury, I certify that:

1.     The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

2.     I am not subject to backup withholding because: (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.     I am a U.S. person (including a U.S. resident alien) (as defined below, in "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9").

        Certification Instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE  _____________________                Date ______________________

You must complete the following certificate if you wrote "APPLIED FOR" in Part 1 of the substitute Form W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all reportable payments made to me will be withheld and that if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature _______________________ Date ________, 20   .

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security Numbers ("SSNs") have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers ("EINs") have nine digits separated by only one hyphen: i.e., 00-000000000. The table below will help determine the number to give the payer. All "section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

	For this type of account:	Give the NAME and SOCIAL SECURITY NUMBER or EMPLOYER IDENTIFICATION NUMBER OF —
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)
	b. The so-called trust account that is not a legal or valid trust under State law	The actual owner (1)
5.	Sole proprietorship or disregarded entity owned by an individual	The owner (3)
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor (4)
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity (4)
9.	Corporation or LLC electing corporate status on IRS Form 8832 or IRS Form 2553	The corporation
10.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
11.	Partnership or multimember LLC	The partnership or LLC
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under Form 1040 Filing Method or the Option Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(A)	The trust

(1)	List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2)	Circle the minor's name and furnish the minor's SSN.

(3)
You must show your individual name and you may also enter your business or "doing business as" name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the IRS encourages you to use your SSN. For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner, enter the owner's name on the "Name" line. Enter the LLC's name on the "Business Name" line. (4) Grantor also must provide a Form W-9 to trustee of trust.

(5)
List first and circle the name of the trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Purpose of form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number ("TIN") to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an individual retirement account. Use Substitute Form W-9 to give your correct TIN to the requester (the person requesting your TIN) and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are a U.S. exempt payee. The TIN provided must match the name given on the Substitute Form W-9.

Definition of U.S. person

For U.S. federal tax purposes, a "U.S. person" is: (i) an individual who is a citizen or resident of the United States; (ii) a partnership, corporation, company or association created or organized in or under the laws of the United States, any state in the United States, or the District of Columbia; (iii) an estate if the income of such estate is subject to U.S. federal income tax regardless of the source of such income; or (iv) a trust if (a) such trust has validly elected to be treated as a U.S. person for U.S. federal income tax purposes or (b) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust.

How to Get a TIN

If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAXFORM (1-800-829-3676) or from the IRS web site atwww.irs.gov.

If you do not have a TIN, write "Applied For" in Part 1, sign and date the form, and give it to the payer.

Note: Writing "Applied For" on the form means that you have already applied for a TIN or that you intend to apply for one soon. As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the payer. Failure to do so will result in backup withholding as described above in "CERTIFICATE OF AWAITING TAX PAYER IDENTIFICATION NUMBER."

CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Payees Exempt from Backup Withholding

Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your name and correct TIN in Part 1, check the "Exempt" box in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8, Certificate of Foreign Status.

The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7).

1.
An organization exempt from tax under section 501(a), an individual retirement account ("IRA"), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

2.	The United States or any of its agencies or instrumentalities.

3.	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions, agencies or instrumentalities.

4.	A foreign government, a political subdivision of a foreign government, or any of their agencies or instrumentalities.

5.	An international organization or any of its agencies or instrumentalities.

6.	A corporation.

7.	A foreign central bank of issue.

8.	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

9.	A futures commission merchant registered with the Commodity Futures Trading Commission.

10.	A real estate investment trust.

11.	An entity registered at all times during the tax year under the Investment Company Act of 1940.

12.	A common trust fund operated by a bank under section 584(a).

13.	A financial institution.

14.	A middleman known in the investment community as a nominee or custodian.

15.	A trust exempt from tax under section 664 or described in section 4947.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

Privacy Act Notice. Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS may use the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. The penalties described below may also apply.

Penalties

Failure to Furnish TIN. If you fail to furnish your correct TIN to a payer, you are subject to a penalty of US$50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of US$500.

Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the payer discloses or uses TINs in violation of federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISER OR THE INTERNAL REVENUE SERVICE.

The Depositary, Paying Agent and Tender Agent for the Offer is:

MANUFACTURERS AND TRADERS TRUST COMPANY
By Hand or Overnight Delivery:	By Facsimile for Eligible Institutions:	By Registered or Certified Mail:
(410) 244-3725

Manufacturers and Traders Trust Company 25 South Charles Street, 11th Floor Baltimore, MD 21201 Attention: Ultrapetrol Corporate Trust Administrator	To Confirm By Telephone or For Information: (410) 949-3268	Manufacturers and Traders Trust Company 25 South Charles Street, 11th Floor Baltimore, MD 21201 Attention: Ultrapetrol Corporate Trust Administrator